Filed under Rule 497(k)

Registration No. 033-52742

SunAmerica Series Trust

Mid-Cap Growth Portfolio

(the “Portfolio”)

Supplement dated April 3, 2017, to the Portfolio’s

Summary Prospectus dated May 1, 2016, as supplemented and amended to date

Effective immediately, Felise Agranoff is on parental leave. During the time Ms. Agranoff is on leave, the Portfolio will continue to be managed by the remaining members of the portfolio management team. Ms. Agranoff is expected to return from her leave on or about April 24, 2017, at which point she will resume her full responsibilities as a member of the Portfolio’s portfolio management team.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.